Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II, the value in the Current Expenses cell is deleted and replaced with the following: 0.47%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II, the value in the Current Expenses cell is deleted and replaced with the following: 0.92%
PROS-1016